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[LOGO OF JOHN HANCOCK COMPANY]                              Policy Details - Variable Life
                                                            [ ]  John Hancock Life Insurance Company of New York
                                                            [ ]  John Hancock Life Insurance Company
Mailing Address:              Courier Address:              (hereinafter referred to as The Company)
John Hancock New York         John Hancock New York         .    This form is part of the Application for Life Insurance for the
New Business Service Center   New Business Service Center        Proposed Life Insured(s).
PO Box 4608                   200 Bloor Street East         .    Print and use black ink. Any changes must be initialed by the
Niagara Square Station        Toronto ON                         Proposed Life Insured(s) and/or Owner(s).
Buffalo NY 14240-4608         Canada M4W 1E5

-----------------------------------------------------------------  -----------------------------------------------------------------
Proposed Life Insured (Life One)                                   Proposed Life Insured (Life Two)
-----------------------------------------------------------------  -----------------------------------------------------------------
Name      First                   Middle           Last            Name      First                  Middle             Last
          JOHN                    M.               DOE
-----------------------------------------------------------------  -----------------------------------------------------------------

Name(s) of Owner(s) JOHN M. DOE
                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------
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Plan Name
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Single Life         [X] Protection VUL                             [ ] VUL Accumulator           [ ] MVL Edge II

                    [ ] Performance Executive Variable Life        [ ] Other
                                                                              ------------------------------------------------------
Survivorship Life   [ ] SVUL     [ ] Performance SVUL              [ ] Other
                                                                              ------------------------------------------------------
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Amount
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1. Face Amount/Base Sum Insured (BSI)/Base Face Amount (BFA) excluding any additional benefits $ 100,000

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Premiums
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2. Frequency:       [X] Annual [ ] Semi-Annual [ ] Quarterly [ ] Monthly - Billed (VUL Accumulator & SVUL products only)
                    [ ] List Billed

                    [ ] Pre-Authorized Checking (See Special Instructions on cover page and complete "Request for Pre-Authorized
                        Checking" - page 6 of the Application for Life Insurance)

                    [ ] Monthly - EC/List Bill (Case No. __________) - (Existing Plan only) for MVL Edge II

                    [ ] Other
                              ------------------------------------------------------------------------------------------------------

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Premium Notices and Correspondence
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3. a) Send Premium Notices to: [X] Owner(s) [ ] Life One [ ] Life Two [ ] Employer's Address
   b) Send Correspondence to:  [X] Same as Premium Notices (as above)
                               [ ] Other: Name & Address           Name

                                                                   -----------------------------------------------------------------
                                                                   Street No. & Name, Apt No., City, State, Zip code

                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------

   c) Secondary Addressee - You can make the designation below when you or the Life Insured become a senior citizen (age 65 or older). The Company will also mail lapse notices for overdue premiums to any Secondary Addressee you designate. If you want this option, provide the following information.

      Owner - Date of Birth    mmm        dd          yyyy         Name of Secondary Addressee

                            -------------------------------------  -----------------------------------------------------------------
                                                                   Street No. & Name, Apt No., City, State, Zip code

                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------

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VARIABLE LIFE - SINGLE LIFE
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4. a) Life Insurance Qualification Test
      [X] Guideline Premium Test. Under this test, the sum of premiums paid into the policy may not at any time exceed the greater of (a) the Guideline Single premium, or (b) the sum of the Guideline Level Premiums to such date.
      [ ] Cash Value Accumulation Test. (You must select Death Benefit Option A for MVL Edge II.) Under this test, the Policy Value may not any time exceed the net single premium. The net single premium is the one payment that would be needed on a specific date to provide the Death Benefit under the policy.
      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.
   b) Death Benefit Option  [X] Option 1/Option A (Face Amount/BSI/BFA)  [ ] Option 2/Option B (Face Amount/BSI/BFA plus
                                                                             Policy/Account Value)

   c) Additional Benefits
     [ ] Accidental Death Benefit* $ _________                           [ ] Enhanced Cash Value Rider/Cash Value Enhancement *
     [ ] Disability Waiver of Monthly Charges/                           [ ] Living Care Rider/Accelerated Death Benefit (for
         Total Disability Waiver of Monthly Deductions*                      terminal illness)
     * Not available with Protection VUL
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(C) 2005 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (11/2005)
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VARIABLE LIFE - SINGLE LIFE - continued
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 Protection VUL & VUL Accumulator
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 [ ] Extended No Lapse Guarantee (beyond Basic Period)     [ ] Cash Value Enhancement Plus *       [ ] Other
     [ ] To Age _______ [ ] Period __________________      [ ] Return of Premium Death Benefit *
     (Not available with VUL Accumulator)                  * Not available with Protection VUL         _____________________________

 [ ] Disability Payment of Specified Premium:                                                          _____________________________
     Monthly Specified Premium Amount                      [ ] Level Supplemental Face Amount (SFA) of
                 **
     $ _________                                               $ _________ for the life of the policy **

 ** Protection VUL only

 -----------------------------------------------------------------------------------------------------------------------------------
 MVL Edge II, Performance Executive Variable Life
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 [ ] Additional Sum Insured (ASI) (Check only one, if desired.)                     [ ] Children's Insurance $ _________
     [ ] Level ASI of $ _________ for life of the policy                                (Please complete form NB5020NY.)
     [ ] Level ASI of $ _________ with Total Sum Insured increasing                 [ ] Disability Payment of Specified Premium:
                                                                                        Monthly Specified Premium Amount
         by: ____% or $ _________ per year for ___ policy years (level thereafter)                                     $ _________
     [ ] Customize Level or Increasing Schedule
         (List by policy year. ASI amount may not decrease. Attach list.)           [ ] Other ______________________________________

     [ ] Premium Cost Recovery:  [ ] Recovery increase percentage _____%                      ______________________________________

                                 [ ] Recovery increase years (level thereafter)  _______      ______________________________________

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VARIABLE LIFE - SURVIVORSHIP LIFE
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5. a) Life Insurance Qualification Test
      [ ] Guideline Premium Test. Under this test, the sum of premiums paid into the policy may not at any time exceed the greater of (a) the Guideline Single premium, or (b) the sum of the Guideline Level Premiums to such date.
      [ ] Cash Value Accumulation Test. Under this test, the Policy Value may not any time exceed the net single premium. The net single premium is the one payment that would be needed on a specific date to provide the Death Benefit under the policy.

      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option [ ] Option 1/Option A (Face Amount/BSI) [ ] Option 2/Option B (Face Amount/BSI plus Policy/Account Value)
   c) Additional Benefits

   ---------------------------------------------------------------------------------------------------------------------------------
   SVUL
   ---------------------------------------------------------------------------------------------------------------------------------
   [ ] Extended No Lapse Guarantee (beyond Basic Period)   [ ] Four Year Term (EPR)   [ ] Return of Premium Death Benefit
       [ ] To Age ________  [ ] Period ________            [ ] Policy Split Option

   Other
         ---------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   Performance SVUL
   ---------------------------------------------------------------------------------------------------------------------------------
   [ ] Continuation of Guaranteed Minimum Death            [ ] Additional Sum Insured (ASI) (Check only one, if desired.)
       Benefit Option after 10th Policy Year                   [ ] Level ASI of $ _________ for life of the policy

   [ ] Enhanced Cash Value Rider
                                                               [ ] Level ASI of $ _________ with Total Sum Insured (TSI) increasing
   [ ] Disability Payment of Specified Premium:
       Monthly Specified Premium Amount                            by: ______% or $ _________ per year for ______ policy years
                                     $ _________                   (level thereafter)
   [ ] Policy Split Option
                                                               [ ] Customize Level or Increasing Schedule
   [ ] Survivorship Four Year Level Term Rider                     (List by policy year. ASI amount may not decrease. Attach list.)

   [ ] Other ___________________________________               [ ] Premium Cost Recovery: [ ] Recovery increase percentage _______%

                                                                                          [ ] Recovery increase years
                                                                                               (level thereafter) ________

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(C) 2005 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (11/2005)
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Additional Information - These questions apply to the OWNER(S) of the policy. All questions must be answered.
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6. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.
      Plan name ___________________________________________________________________________    $ ________

   b) Do you understand that you may need to pay premiums in addition to Planned
      Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any applicable guaranteed death benefit feature have not
      been satisfied)?                                                                         [X] Yes [ ] No

7. Have you received a current prospectus (and any supplements) for the applicable policy?
   [ ] No, I did not receive a copy in any form.
   [X] Yes (Indicate type of format.)
       -----------------------------------------------------------------------------------------------------------------------------
       [X] Paper Format: Date of prospectus(es)         mmm      dd      yyyy     Date of supplement(s)  mmm       dd        yyyy
                                                        MAY      01      2005                            OCT       31        2005
                                                       -----------------------                          --------------------------

                                                       -----------------------                          --------------------------
                     Date of John Hancock Trust         mmm      dd      yyyy     Date of supplement     mmm       dd        yyyy
                     prospectus (if applicable)
                                                       -----------------------                          --------------------------
       -----------------------------------------------------------------------------------------------------------------------------

       [ ] Electronic Format: (Protection VUL, VUL Accumulator & SVUL products only)
           If provided, did you consent to receiving this format? [ ] Yes [ ] No

                     If Yes, date of CD    mmm    dd    yyyy     Date of supplement(s) (Applicable only if in paper format,
                                          -------------------                           then complete section above.)

           By consenting to receive the prospectus documents in Electronic Format, I agree:
           a) That I am freely making a request to receive the prospectus documents in this format and furthermore, I have the means to view such documents.
           b) I can always request a paper copy of the prospectus documents at no cost by calling 1-888-267-7784.

8. With the above in mind, does the policy meet your insurance objectives and your
   anticipated financial needs?                                                                [X] Yes [ ] No
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Investor Suitability Statements
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9. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:
   (A) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.
   (B) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT VALUE, MAY
       INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT
       GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND
       CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
   (C) THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF
       ADDITIONAL PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.
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Asset Account Balancer Service (Protection VUL, VUL Accumulator & SVUL products only)
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10. This service will automatically move amounts among your specified Investment Accounts on a semi-annual basis beginning six months after your policy date to maintain your chosen percentages in each account. The Asset Allocation Balancer
    Service will only move amounts among the Investment Accounts selected; it will not move amounts to or from the Fixed Account.
    To elect this service, please check box A or B below and provide details as required.

    A [ ] Rebalance based on the percentages selected in the Investment Allocation of Net Premiums section of this form without regard to any amounts allocated to the Fixed Account.
    B [ ] Rebalance based on the percentages listed below.

          -------------------------------------------------------------------------------------------------------
          Investment Account    Percentage    Investment Account    Percentage   Investment Account    Percentage
          -------------------------------------------------------------------------------------------------------
                                         %                                   %                                  %
                                         %                                   %                                  %
                                         %                                   %                                  %

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(C) 2005 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (11/2005)
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Dollar Cost Averaging Program (Protection VUL, VUL Accumulator & SVUL products only)

11. Under this program we will automatically transfer amounts each month from one Investment Account to one or more of the other
    Investment Accounts or the Fixed Account. You must select one Investment Account to Dollar Cost Average from. (We suggest a fund that attempts to maintain a relatively stable value such as the Money Market Trust or the U.S. Government Securities Trust.*) To
    elect this program, please check box A, B or C below and provide details as required.

    FROM: A [ ] Money Market B [ ] U.S. Government Securities C [ ] Other___________________________________________________________

    You must also indicate the Investment Account(s) and amount(s) to Dollar Cost average.

    TO: Investment Account  Percentage      Investment Account  Percentage      Investment Account  Percentage
                                      %                                   %                                   %
                                      %                                   %                                   %
                                      %                                   %                                   %

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Since the plan involves continuous investments in securities regardless of fluctuating price levels of such securities, you should consider your ability to continue such purchases throughout periods of low price levels before signing up for this program.

* Values in the U.S. Government Securities Trust or Money Market Trust are not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the fund.

12. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers. Total must be 100%.
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VUL Accumulator & SVUL products only
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If the state law governing your policy requires the refund of premiums on a policy returned during the Right to Return Policy period, net premiums will be held in the Money Market until the end of that period, at which time it will be invested according to the allocation instructions specified below. If the state law requires the refund to be based on accumulated value, net premiums will be invested according to the allocation instructions specified below on the later of the date the policy is approved for issue, or the business day the premium is received at The Company's Service Office.

AGGRESSIVE GROWTH PORTFOLIOS              GROWTH PORTFOLIOS                        GROWTH & INCOME PORTFOLIOS
_____% Science & Technology               _____% Quantitative Mid Cap              _____% 500 Index
_____% Pacific Rim                        _____% Mid Cap Index                     _____% Fundamental Value
_____% Health Sciences                    _____% Mid Cap Core                      _____% Growth & Income
_____% Emerging Growth                    _____% Global                            _____% Large Cap
_____% Emerging Small Company             _____% Capital Appreciation              _____% Quantitative Value
_____% Small Cap                          _____% American Growth                   _____% American Growth & Income
_____% Small Cap Index                    _____% U.S. Global Leaders Growth        _____% Equity Income
_____% Dynamic Growth                     _____% Quantitative All Cap              _____% American Blue Chip Income & Growth
_____% Mid Cap Stock                      _____% All Cap Core                         25% Income & Value
_____% Natural Resources                  _____% Large Cap Growth                  _____% PIMCO VIT All Asset
_____% All Cap Growth                     _____% Total Stock Market Index          _____% Global Allocation
_____% Strategic Opportunities            _____% Blue Chip Growth
_____% Financial Services                 _____% U.S. Large Cap                    INCOME PORTFOLIOS
_____% International Opportunities        _____% Core Equity                       _____% High Yield
_____% International Small Cap            _____% Strategic Value                   _____% U.S. High Yield Bond
_____% International Equity Index         _____% Large Cap Value                   _____% Strategic Bond
_____% American International             _____% Classic Value                     _____% Strategic Income
_____% International Value                _____% Utilities                         _____% Global Bond
_____% International Stock                _____% Real Estate Securities               25% Investment Quality Bond
                                          _____% Small Cap Opportunities           _____% Total Return
                                          _____% Small Company Value               _____% American Bond
                                          _____% Special Value                     _____% Real Return Bond
                                          _____% Mid Cap Value                     _____% Core Bond
                                          _____% Value                             _____% Active Bond
                                          _____% All Cap Value                     _____% U.S. Government Securities

25%  FIXED ACCOUNT                                                                 CONSERVATIVE PORTFOLIO
NOTE: The maximum amount that may be                                                  25% Money Market
      transferred from the Fixed Account
      (FA) in any one policy year is the                                           LIFESTYLE PORTFOLIOS
      greater of $2000 or 15% of the                                               _____% Lifestyle Aggressive 1000
      FA value at the previous policy                                              _____% Lifestyle Growth 820
      anniversary.                                                                 _____% Lifestyle Balanced 640
                                                                                   _____% Lifestyle Moderate 460
                                                                                   _____% Lifestyle Conservative 280

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(C) 2005 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (11/2005)
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12. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers. Total must be 100%. (continued)

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MVL Edge II, Performance Executive Variable Life, Performance SVUL and Protection VUL only
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AGGRESSIVE GROWTH PORTFOLIOS              GROWTH PORTFOLIOS                        GROWTH & INCOME PORTFOLIOS
_____% Science & Technology               _____% Quantitative Mid Cap              _____% Growth & Income II
_____% Pacific Rim                        _____% Mid Cap Index                     _____% 500 Index B
_____% Health Sciences                    _____% Mid Cap Core                      _____% Fundamental Value
_____% Emerging Growth                    _____% Global                            _____% Growth & Income
_____% Small Cap Growth                   _____% Capital Appreciation              _____% Large Cap
_____% Emerging Small Company             _____% American Growth                   _____% Quantitative Value
_____% Small Cap                          _____% U.S. Global Leaders Growth        _____% American Growth & Income
_____% Small Cap Index                    _____% Quantitative All Cap              _____% Equity Income
_____% Dynamic Growth                     _____% All Cap Core                      _____% American Blue Chip Income & Growth
_____% Mid Cap Stock                      _____% Large Cap Growth                  _____% Income & Value
_____% Natural Resources                  _____% Total Stock Market Index          _____% Managed
_____% All Cap Growth                     _____% Blue Chip Growth                  _____% PIMCO VIT All Asset
_____% Strategic Opportunities            _____% U.S. Large Cap                    _____% Global Allocation
_____% Financial Services                 _____% Core Equity
_____% International Opportunities        _____% Strategic Value                   INCOME PORTFOLIOS
_____% International Small Cap            _____% Large Cap Value                   _____% High Yield
_____% International Equity Index B       _____% Classic Value                     _____% U.S. High Yield Bond
_____% Overseas Equity                    _____% Utilities                         _____% Strategic Bond
_____% American International             _____% Real Estate Securities            _____% Strategic Income
_____% International Value                _____% Small Cap Opportunities           _____% Global Bond
_____% International Stock                _____% Small Cap Value                   _____% Investment Quality Bond
                                          _____% Small Company Value               _____% Total Return
                                          _____% Special Value                     _____% American Bond
                                          _____% Mid Value                         _____% Real Return Bond
                                          _____% Mid Cap Value                     _____% Bond Index B
                                          _____% Value                             _____% Core Bond
                                          _____% All Cap Value                     _____% Active Bond
_____% FIXED ACCOUNT *                                                             _____% U.S. Government Securities
                                                                                   _____% Short Term Bond
NOTE: Liquidity restrictions apply when
      allocating funds to the Fixed Account.                                       CONSERVATIVE PORTFOLIO
                                                                                   _____% Money Market B *
OTHER PORTFOLIO
                                                                                   LIFESTYLE PORTFOLIOS
    %                                                                              _____% Lifestyle Aggressive 1000 *
_____ ______________________________________                                       _____% Lifestyle Growth 820 *
                                                                                   _____% Lifestyle Balanced 640 *
                                                                                   _____% Lifestyle Moderate 460 *
                                                                                   _____% Lifestyle Conservative 280 *
* These are the only investment options available
when the ENLG rider is selected on Protection VUL.                                 ASSET ALLOCATION MODELS
                                                                                   _____% Fundamental Value of America *
                                                                                   _____% Value Strategy *
                                                                                   _____% Growth Blend *
                                                                                   _____% Global Balanced *
                                                                                   _____% Blue Chip Balanced*

                                                                                   NOTE: Only one Asset Allocation Model
                                                                                         can be selected (allocation must be
                                                                                         100%).

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NB5008NY (11/2005)
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Allocation of Monthly Charges - Not available for MVL Edge II.
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13. Please deduct the monthly charges from the following accounts (except Mortality and Expense Risk/Asset based Risk charges).

Account No. ______________________________   _______________%     [ ] Check box and attach sheet with additional information, if necessary.
            ______________________________   _______________%
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Owner(s) Signature(s)
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Signed at  City                State           This               Day of                                   Year

--------------------------------------------   -------------      ---------------------------------------  -------------------------
Signature of Witness/Registered Representative                    Signature of Owner
(as Witness)
X                                                                 X
------------------------------------------------------------      ------------------------------------------------------------------
                                                                  Signature of Owner

                                                                  X
                                                                  ------------------------------------------------------------------
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Registered Representative Certification - All Registered Representatives sharing commissions must sign this form.
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I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), and to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Registered Representative                            Signature of Registered Representative

X                                                                 X
------------------------------------------------------------      ------------------------------------------------------------------
Signature of Registered Representative                            Signature of Registered Representative

X                                                                 X
------------------------------------------------------------      ------------------------------------------------------------------
Signature of Registered Representative

X
------------------------------------------------------------

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(C) 2005 John Hancock Life Insurance Company of New York, Valhalla, NY. All rights reserved.
NB5008NY (11/2005)
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